UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2019

Bravatek Solutions, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 204-6703

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Corporation as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Corporation ☐

If an emerging growth Corporation, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

New Independent Registered Public Accounting Firm.

On March 2, 2019, Bravatek Solutions, Inc. (the “Company”) engaged Haynie & Company (“Haynie”) of Littleton, Colorado, as our new independent registered public accounting firm. During the two most recent fiscal years, and prior to March 2, 2019 (the date of the new engagement), we had not consulted with Haynie regarding any of the following, except as described below:

(i)	The application of accounting principles to a specific transaction, either completed or proposed (except as described below);

(ii)	The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Haynie concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively) (except as described below).

During February of 2019, we did discuss with Haynie (i) the Company’s Current Report on Form 8-K filed on January 31, 2019, regarding non-reliance on the Company’s financial statements in the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018, and September 30, 2018; and (ii) the Company’s Current Report on Form 8-K filed on February 19, 2019, regarding the resignation of the Company’s prior independent accountant. We discussed these matters with Haynie so that they would understand the outstanding issues and the scope of the Company’s potential engagement of Haynie, and Haynie expressed no views orally or in writing regarding those issues.

We provided Haynie a copy of the disclosures herein and provided them the opportunity to furnish us a letter containing any new information, clarification of our expression of its views, or the respects in which it does not agree with the statements made by us herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAVATEK SOLUTIONS, INC.

Date: March 7, 2019	By:	/s/ Thomas A. Cellucci
Thomas A. Cellucci
Chief Executive Officer

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